______________________________________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2008

MCINTOSH BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-49766	58-1922861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 South Oak Street, Jackson, GA  30233
(Address of Principal Executive Offices)

(770) 775-8300
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 7, 2008, McIntosh Bancshares, Inc. mailed a letter to shareholders, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 7, 2008, McIntosh Bancshares, Inc. mailed a letter to shareholders announcing a summary of the results of its first quarter operations. The shareholder letter is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 2.02 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is furnished herewith:

99.1           Shareholder letter mailed May 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

McINTOSH BANCSHARES, INC.

DATE:  May 8, 2008                                                                              By: /s/ William K. Malone
    Name:  William K. Malone
    Title:    Chairman and Chief Executive Officer